Cash Dividend	12 Months Ended
Dec. 31, 2020
Cash Dividend
Cash Dividend

15.Cash Dividend

On December 13, 2018, the Group approved and declared a cash dividend of US$0.34 per ordinary share on its outstanding shares as of the close of trading on January 2, 2019. Such dividend of RMB658 was recorded as dividends payable as of December 31, 2018, and fully paid in January 2019.

In November 2019, the Group approved a cash dividend in the total amount of approximately US$100 million on its outstanding shares as of the close of trading on January 10, 2020. Such dividend of RMB678 was recorded as dividends payable as of December 31, 2019, and fully paid in February 2020.

The Group did not distribute cash dividend to its shareholders in 2020.